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                                                                    Exhibit 23.0


INDEPENDENT AUDITORS' CONSENT



To The Board of Directors and Stockholders of First Bell Bancorp, Inc.



We consent to the incorporation by reference in Registration Statement
No. 333-27443 of First Bell Bancorp, Inc. on Form S-8 of our report dated January 22, 1999, incorporated by reference in this Annual Report on Form 10-K of First Bell Bancorp, Inc. for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
March 30, 1999